FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
Fourth Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.amstock.com

NOTE 1: In addition to net income as determined using U.S. Generally Accepted Accounting Principles (GAAP), we have consistently used non-GAAP operating income (a measure of earnings not recognized under GAAP), a financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Non-GAAP operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives. During 2017, we revised our non-GAAP operating income definition to remove from net income the initial impact to deferred income taxes from a change in tax laws. Such changes can create an unusual one-time remeasurement of deferred taxes not reflective of normal operations. The revision did not impact 2016 or 2015 non-GAAP operating earnings but did affect 2017, with the recent passage of the Tax Cuts and Jobs Act of 2017.

We use non-GAAP operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our non-GAAP operating performance without the impact of these items enhances the analysis of our results. We use non-GAAP operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

FBL Financial Group’s policy for calculating non-GAAP operating income is intended to accurately reflect offsets resulting from the adjustments to net income used to calculate non-GAAP operating income. Due to changes in product offerings since the last amendment to this policy, in the fourth quarter of 2016 FBL Financial Group refined its calculation of non-GAAP operating income to include offsets relating to interest sensitive product reserves. These offsets to interest sensitive product reserves, net of tax, increased non-GAAP operating income $0.9 million for the full year 2016 and were recorded in the fourth quarter. These offsets, net of tax, decreased non-GAAP operating income $0.5 million in 2017.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	December 31, 2017	December 31, 2016
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2017 - $6,757,250; 2016 - $6,661,711)	$7,291,967	$7,008,790
Equity securities - available for sale, at fair value (cost: 2017 - $123,320; 2016 - $130,479)	130,750	132,968
Mortgage loans	971,812	816,471
Real estate	1,543	1,955
Policy loans	191,398	188,254
Short-term investments	17,007	16,348
Other investments	15,766	9,874
Total investments	8,620,243	8,174,660

Cash and cash equivalents	52,696	33,583
Securities and indebtedness of related parties	130,240	137,422
Accrued investment income	76,468	78,437
Amounts receivable from affiliates	3,561	3,790
Reinsurance recoverable	108,948	105,290
Deferred acquisition costs	302,611	330,324
Value of insurance in force acquired	4,560	9,226
Current income taxes recoverable	3,269	4,309
Other assets	112,054	92,021
Assets held in separate accounts	651,963	597,072

Total assets	$10,066,613	$9,566,134

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	December 31, 2017	December 31, 2016
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,299,961	$5,100,625
Traditional life insurance and accident and health products	1,750,504	1,698,792
Other policy claims and benefits	44,475	43,395
Supplementary contracts without life contingencies	322,630	330,232
Advance premiums and other deposits	267,023	265,221
Amounts payable to affiliates	1,164	862
Long-term debt payable to non-affiliates	97,000	97,000
Deferred income taxes	131,912	163,495
Other liabilities	111,131	81,182
Liabilities related to separate accounts	651,963	597,072
Total liabilities	8,677,763	8,377,876

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,919,113 in 2017 and 24,882,542 shares in 2016	153,589	152,903
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2017 and 2016	72	72
Accumulated other comprehensive income	236,757	149,555
Retained earnings	995,374	882,672
Total FBL Financial Group, Inc. stockholders' equity	1,388,792	1,188,202
Noncontrolling interest	58	56
Total stockholders' equity	1,388,850	1,188,258
Total liabilities and stockholders' equity	$10,066,613	$9,566,134

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2017	2016	2017	2016
Revenues:
Interest sensitive product charges	$26,275	$28,939	$112,936	$111,928
Traditional life insurance premiums	49,547	49,489	195,330	196,914
Net investment income	107,347	101,549	415,199	404,170
Net realized capital gains on sales of investments	—	3,139	599	3,106

Total other-than-temporary impairment losses	(3,853)	(3,551)	(3,986)	(7,320)
Non-credit portion in other comprehensive income	—	929	—	2,451
Net impairment losses recognized in earnings	(3,853)	(2,622)	(3,986)	(4,869)
Other income	3,689	3,685	15,400	15,165
Total revenues	183,005	184,179	735,478	726,414

Benefits and expenses:
Interest sensitive product benefits	63,661	59,726	251,878	238,586
Traditional life insurance benefits	44,826	47,623	173,023	177,682
Policyholder dividends	2,543	2,560	10,140	10,574
Underwriting, acquisition and insurance expenses	36,649	33,530	134,878	135,967
Interest expense	1,212	1,212	4,850	4,850
Other expenses	4,520	4,319	18,382	16,966
Total benefits and expenses	153,411	148,970	593,151	584,625
	29,594	35,209	142,327	141,789
Income tax benefit (loss)	76,573	(11,373)	40,729	(46,010)
Equity income, net of related income taxes	2,340	3,047	11,299	11,440
Net income	108,507	26,883	194,355	107,219
Net loss (income) attributable to noncontrolling interest	(8)	(3)	(28)	4
Net income attributable to FBL Financial Group, Inc.	$108,499	$26,880	$194,327	$107,223

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$121,387	$(116,393)	$281,529	$142,246

Earnings per common share	$4.33	$1.07	$7.76	$4.29
Earnings per common share - assuming dilution	$4.33	$1.07	$7.75	$4.28

Cash dividends per common share	$0.44	$0.42	$1.76	$1.68
Special cash dividend per common share	$—	$—	$1.50	$2.00

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited) - Quarterly
(Dollars in thousands, except per share data)

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Revenues:
Interest sensitive product charges	$28,939	$29,201	$29,456	$28,004	$26,275
Traditional life insurance premiums	49,489	48,434	50,262	47,087	49,547
Net investment income	101,549	100,994	103,908	102,950	107,347
Net realized capital gains (losses) on sales of investments	3,139	(403)	921	81	—

Total other-than-temporary impairment losses	(3,551)	(66)	—	(67)	(3,853)
Non-credit portion in other comprehensive income	929	—	—	—	—
Net impairment losses recognized in earnings	(2,622)	(66)	—	(67)	(3,853)
Other income	3,685	3,760	4,450	3,501	3,689
Total revenues	184,179	181,920	188,997	181,556	183,005

Benefits and expenses:
Interest sensitive product benefits	59,726	62,760	58,251	67,206	63,661
Traditional life insurance benefits	47,623	42,954	42,610	42,633	44,826
Policyholder dividends	2,560	2,553	2,557	2,487	2,543
Underwriting, acquisition and insurance expenses	33,530	34,353	36,341	27,535	36,649
Interest expense	1,212	1,212	1,213	1,213	1,212
Other expenses	4,319	4,151	4,740	4,971	4,520
Total benefits and expenses	148,970	147,983	145,712	146,045	153,411
	35,209	33,937	43,285	35,511	29,594
Income tax benefit (loss)	(11,373)	(10,733)	(13,891)	(11,220)	76,573
Equity income, net of related income taxes	3,047	3,231	2,924	2,804	2,340
Net income	26,883	26,435	32,318	27,095	108,507
Net loss (income) attributable to noncontrolling interest	(3)	(2)	(27)	9	(8)
Net income attributable to FBL Financial Group, Inc.	$26,880	$26,433	$32,291	$27,104	$108,499

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$(116,393)	$42,476	$79,050	$38,616	$121,387

Earnings per common share	$1.07	$1.05	$1.29	$1.08	$4.33
Earnings per common share - assuming dilution	$1.07	$1.05	$1.29	$1.08	$4.33

Cash dividends per common share	$0.42	$0.44	$0.44	$0.44	$0.44
Special cash dividend per common share	$—	$1.50	$—	$—	$—

Weighted average common shares outstanding (in thousands):
Basic	25,007	25,030	25,031	25,037	25,039
Effect of dilutive securities	33	22	20	18	18
Diluted	25,040	25,052	25,051	25,055	25,057

FBL Financial Group, Inc.
Net Income to Non-GAAP Operating Income Reconciliation and Pre-tax Non-GAAP Operating Income by Segment
(Dollars in thousands, except per share data)

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017

Net income attributable to FBL Financial Group, Inc.	$26,880	$26,433	$32,291	$27,104	$108,499
Net income adjustments:
Federal tax rate change	—	—	—	—	(85,797)
Realized gains/losses on investments (1)	(429)	554	(788)	38	2,578
Change in net unrealized gains/losses on derivatives (1)	(876)	1	(686)	(1,389)	(476)
Non-GAAP operating income	$25,575	$26,988	$30,817	$25,753	$24,804

Non-GAAP operating income per common share - assuming dilution	$1.02	$1.08	$1.23	$1.03	$0.99

Non-GAAP operating return on equity, excluding AOCI - last twelve months	10.5%	10.6%	11.0%	10.6%	10.3%
Non-GAAP operating return on equity, including AOCI - last twelve months	8.8%	8.7%	9.0%	8.8%	8.6%

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Impact of Adjustments on FBL Net Income
Federal tax rate change	$—	$—	$—	$—	$85,797
Realized gains/losses on investments	517	(469)	921	14	(3,853)
Change in net unrealized gains/losses on derivatives	2,685	(49)	107	1,897	629
Change in amortization of:
Deferred acquisition costs	115	265	349	117	149
Unearned revenue reserve	5	(12)	(127)	(137)	(239)
Reserve change offset on interest sensitive products	(1,314)	(590)	1,018	187	79
Income tax offset	(703)	300	(794)	(727)	1,133
Net impact of net income adjustments	$1,305	$(555)	$1,474	$1,351	$83,695

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Pre-tax non-GAAP operating income by segment:
Annuity segment	$15,454	$16,421	$18,174	$17,015	$17,211
Life Insurance segment	12,188	13,749	17,631	12,620	9,856
Corporate and Other segment	4,868	4,162	4,195	2,638	3,866
Total pre-tax non-GAAP operating income	32,510	34,332	40,000	32,273	30,933
Income taxes on non-GAAP operating income	(6,935)	(7,344)	(9,183)	(6,520)	(6,129)
Non-GAAP operating income	$25,575	$26,988	$30,817	$25,753	$24,804

(1)
Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred sales inducements and deferred acquisition costs, as well as changes in interest sensitive product reserves and income taxes attributable to these items.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies). Fixed rate and index annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax non-GAAP operating income. Accordingly, income taxes are not allocated to the segments. In addition, non-GAAP operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Annuity Segment

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Pre-tax Non-GAAP Operating Income		(Dollars in thousands)

Non-GAAP operating revenues:
Interest sensitive product charges	$1,039	$1,135	$1,202	$1,115	$1,032
Net investment income	52,475	53,916	55,631	53,878	56,275
Total non-GAAP operating revenues	53,514	55,051	56,833	54,993	57,307

Non-GAAP operating benefits and expenses:
Interest sensitive product benefits	29,829	29,878	29,865	31,385	31,096
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	614	531	483	537	611
Amortization of deferred acquisition costs	2,711	2,528	2,783	505	2,690
Amortization of value of insurance in force acquired	169	170	170	169	169
Other underwriting expenses	4,737	5,523	5,358	5,382	5,530
Total underwriting, acquisition and insurance expenses	8,231	8,752	8,794	6,593	9,000
Total non-GAAP operating benefits and expenses	38,060	38,630	38,659	37,978	40,096
Pre-tax non-GAAP operating income	$15,454	$16,421	$18,174	$17,015	$17,211

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,316,806	$4,357,562	$4,395,757	$4,382,218	$4,470,721
Deferred acquisition costs	88,762	89,108	89,752	91,802	92,116
Value of insurance in force acquired	4,204	4,034	3,864	3,695	3,526

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,827,295	$3,863,647	$3,872,179	$3,884,541	$3,963,187
Other insurance reserves	364,966	368,378	364,368	358,691	355,877
Allocated equity, excluding AOCI	264,112	266,618	266,902	267,324	272,101

Other data:
Number of direct contracts	53,676	53,528	53,390	53,218	53,250

Portfolio yield net of assumed defaults	4.71%	4.67%	4.60%	4.58%	4.50%
Credited rate	2.70	2.69	2.64	2.63	2.56
Spread on individual annuities at end of quarter (1)	2.01%	1.98%	1.96%	1.95%	1.94%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$2,936,817	$2,984,644	$3,022,180	$3,057,952	$3,082,310
Deposits	84,125	80,219	75,439	55,383	66,097
Withdrawals, surrenders and death benefits	(47,417)	(46,610)	(46,700)	(45,450)	(49,428)
Net flows	36,708	33,609	28,739	9,933	16,669

Policyholder interest	19,770	20,710	20,826	21,041	20,817
Annuitizations and other	(8,651)	(16,783)	(13,793)	(6,616)	(10,007)
Balance, end of period	2,984,644	3,022,180	3,057,952	3,082,310	3,109,789
Other interest sensitive reserves	842,651	841,467	814,227	802,231	853,398
Total interest sensitive product reserves	$3,827,295	$3,863,647	$3,872,179	$3,884,541	$3,963,187

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Life Insurance Segment

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Pre-tax Non-GAAP Operating Income		(Dollars in thousands)

Non-GAAP operating revenues:
Interest sensitive product charges	$16,797	$17,100	$17,487	$16,633	$14,230
Traditional life insurance premiums	49,489	48,434	50,262	47,087	49,547
Net investment income	38,876	38,769	39,436	38,995	41,118
Other income	(73)	(160)	(117)	(88)	(140)
Total non-GAAP operating revenues	105,089	104,143	107,068	102,627	104,755

Non-GAAP operating benefits and expenses:
Interest sensitive product benefits:
Interest credited	8,225	8,187	7,983	7,913	8,951
Death benefits and other	13,119	14,272	13,622	16,945	13,759
Total interest sensitive product benefits	21,344	22,459	21,605	24,858	22,710
Traditional life insurance benefits:
Death benefits	25,229	21,667	19,997	21,530	23,707
Surrender and other benefits	7,574	10,429	8,936	7,409	8,642
Increase in traditional life future policy benefits	14,817	10,859	13,678	13,694	12,477
Total traditional life insurance benefits	47,620	42,955	42,611	42,633	44,826
Policyholder dividends	2,560	2,553	2,557	2,487	2,543
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,577	4,903	4,874	4,544	4,919
Amortization of deferred acquisition costs	3,724	3,911	4,519	1,122	4,816
Amortization of value of insurance in force acquired	377	375	375	375	375
Other underwriting expenses	12,699	14,404	14,185	14,536	14,448
Total underwriting, acquisition and insurance expenses	21,377	23,593	23,953	20,577	24,558
Total non-GAAP operating benefits and expenses	92,901	91,560	90,726	90,555	94,637
	$12,188	$12,583	$16,342	$12,072	$10,118
Equity income (loss), before tax (1)	—	1,166	1,289	548	(262)
Pre-tax non-GAAP operating income	$12,188	$13,749	$17,631	$12,620	$9,856

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,876,555	$2,878,865	$2,913,608	$2,942,395	$2,935,517
Deferred acquisition costs	267,545	271,454	275,356	282,116	287,421
Value of insurance in force acquired	17,404	17,029	16,654	16,279	15,904

Liabilities and equity:
Liabilities: (2)
Interest sensitive reserves	$899,207	$905,454	$916,067	$930,850	$944,690
Other insurance reserves	1,887,539	1,902,738	1,917,124	1,933,051	1,951,565
Allocated equity, excluding AOCI	386,315	382,319	386,413	391,464	396,571

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Life Insurance Segment (Continued)

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	364,698	364,173	364,122	364,445	365,382
Number of direct policies - universal life	64,044	64,490	64,979	65,301	66,382
Direct face amounts - traditional life	$49,108,249	$49,473,291	$49,919,358	$50,435,353	$50,841,581
Direct face amounts - universal life	$6,872,482	$6,943,248	$7,048,021	$7,124,265	$7,275,994

Portfolio yield net of assumed defaults	5.15%	5.14%	5.12%	5.12%	5.07%
Credited rate	3.76	3.76	3.71	3.71	3.64
Spread on universal life at end of quarter (3)	1.39%	1.38%	1.41%	1.41%	1.43%

Interest sensitive reserve activity: (2)
Balance, beginning of period	$889,645	$899,207	$905,454	$916,067	$930,850
Deposits	23,768	25,604	27,292	24,708	26,267
Withdrawals and surrenders	(6,043)	(8,212)	(7,130)	(6,668)	(5,672)
Net flows	17,725	17,392	20,162	18,040	20,595

Policyholder interest	7,720	7,687	7,570	7,997	8,806
Policy charges	(17,541)	(17,833)	(18,166)	(18,149)	(15,008)
Benefits and other	1,658	(999)	1,047	6,895	(553)
Balance, end of period	$899,207	$905,454	$916,067	$930,850	$944,690

(1)
Beginning in the first quarter of 2017, a portion of our investments held in securities and indebtedness of related parties was assigned to the Life Insurance segment. These investments are accounted for under the equity method of accounting.

(2)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(3)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Corporate and Other

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Pre-tax Non-GAAP Operating Income		(Dollars in thousands)

Non-GAAP operating revenues:
Interest sensitive product charges	$11,102	$10,978	$10,894	$10,393	$11,252
Net investment income	8,481	8,768	8,643	8,719	8,788
Other income	3,754	3,920	4,567	3,589	3,829
Total non-GAAP operating revenues	23,337	23,666	24,104	22,701	23,869

Non-GAAP operating benefits and expenses:
Interest sensitive product benefits	8,214	10,059	7,894	11,697	9,410
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	657	721	812	705	716
Amortization of deferred acquisition costs	1,953	637	1,223	(2,276)	904
Other underwriting expenses	1,423	1,098	1,721	2,045	1,607
Total underwriting, acquisition and insurance expenses	4,033	2,456	3,756	474	3,227
Interest expense	1,212	1,212	1,213	1,213	1,212
Other expenses	4,319	4,151	4,740	4,971	4,520
Total non-GAAP operating benefits and expenses	17,778	17,878	17,603	18,355	18,369
	5,559	5,788	6,501	4,346	5,500
Net loss (income) attributable to noncontrolling interest	(3)	(2)	(27)	9	(8)
Equity loss, before tax	(688)	(1,624)	(2,279)	(1,717)	(1,626)
Pre-tax non-GAAP operating income	$4,868	$4,162	$4,195	$2,638	$3,866

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$631,731	$655,476	$652,011	$647,104	$671,857
Deferred acquisition costs	69,664	69,667	67,425	71,038	70,247
Separate account assets	597,072	615,892	625,971	637,746	651,963

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$366,519	$368,405	$367,929	$369,167	$369,726
Other insurance reserves	93,159	93,054	91,316	94,088	93,754
Separate account liabilities	597,072	615,892	625,971	637,746	651,963
Allocated equity, excluding AOCI	385,220	365,103	382,112	392,939	432,137

Rollforward of separate account balances:
Beginning separate account balance	$605,729	$597,072	$615,892	$625,971	$637,746
Net premiums and transfers	(2,348)	5,160	6,804	4,945	4,745
Net investment income (loss)	9,627	31,288	19,679	22,852	26,039
Charges, benefits and surrenders	(15,936)	(17,628)	(16,404)	(16,022)	(16,567)
Ending separate account balance	$597,072	$615,892	$625,971	$637,746	$651,963

Other data:
Number of direct contracts - variable annuity	10,500	10,320	10,157	10,017	9,857
Number of direct policies - variable universal life	38,779	38,251	37,800	37,400	36,986
Direct face amounts - variable universal life	$4,772,878	$4,707,786	$4,654,603	$4,599,050	$4,549,732

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
		(Dollars in thousands)
Annuity
Balance - beginning of period	$88,342	$88,762	$89,108	$89,752	$91,802
Capitalization:
Commissions	2,923	2,718	2,908	2,226	2,681
Expenses	83	194	183	181	237
Deferral of sales inducements	311	269	101	173	124
Total capitalization	3,317	3,181	3,192	2,580	3,042
Amortization - non-GAAP operating basis, before impact of unlocking	(2,775)	(2,591)	(2,852)	(2,307)	(2,762)
Amortization - unlocking, non-GAAP operating basis	—	—	—	1,752	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(122)	(244)	304	25	34
Balance - end of period	$88,762	$89,108	$89,752	$91,802	$92,116

Life Insurance
Balance - beginning of period	$262,803	$267,545	$271,454	$275,356	$282,116
Capitalization:
Commissions	6,213	5,498	5,682	5,122	7,250
Expenses	1,871	2,037	2,400	2,298	2,309
Deferral of sales inducements	482	421	441	93	595
Total capitalization	8,566	7,956	8,523	7,513	10,154
Amortization - non-GAAP operating basis, before impact of unlocking	(3,822)	(4,063)	(4,686)	(5,172)	(4,973)
Amortization - unlocking, non-GAAP operating basis	—	—	—	4,351	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(2)	16	65	68	124
Balance - end of period	$267,545	$271,454	$275,356	$282,116	$287,421

Corporate and Other
Balance - beginning of period	$71,225	$69,664	$69,667	$68,546	$71,038
Capitalization:
Commissions	183	157	130	83	113
Deferral of sales inducements	17	17	2	—	7
Total capitalization	200	174	132	83	120
Amortization - non-GAAP operating basis, before impact of unlocking	(2,000)	(664)	(1,233)	(907)	(902)
Amortization - unlocking, non-GAAP operating basis	—	—	—	3,292	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	239	493	(20)	24	(9)
Balance - end of period	$69,664	$69,667	$68,546	$71,038	$70,247

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
		(Dollars in thousands)
Total
Balance - beginning of period	$422,370	$425,971	$430,229	$433,654	$444,956
Capitalization:
Commissions	9,319	8,373	8,720	7,431	10,044
Expenses	1,954	2,231	2,583	2,479	2,546
Deferral of sales inducements	810	707	544	266	726
Total capitalization	12,083	11,311	11,847	10,176	13,316
Amortization - non-GAAP operating basis, before impact of unlocking	(8,597)	(7,318)	(8,771)	(8,386)	(8,637)
Amortization - unlocking, non-GAAP operating basis	—	—	—	9,395	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	115	265	349	117	149
Balance - end of period	425,971	430,229	433,654	444,956	449,784
Impact of realized/unrealized losses in AOCI	(95,647)	(108,091)	(137,017)	(142,109)	(147,173)
Deferred acquisition costs	$330,324	$322,138	$296,637	$302,847	$302,611

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Non-GAAP Operating Income

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$—	$—	$—	$10	$—
Amortization of deferred acquisition costs	—	—	—	1,743	—
Changes in certain product reserves reported in interest sensitive product benefits	—	—	—	(228)	—
Increase to pre-tax non-GAAP operating income	$—	$—	$—	$1,525	$—

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$—	$—	$—	$(1,166)	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	—	—	422	—
Amortization of deferred sales inducements reported in traditional life insurance benefits	—	—	—	55	—
Amortization of deferred acquisition costs	—	—	—	3,873	—
Changes in certain product reserves reported in interest sensitive product benefits	—	—	—	(5,574)	—
Decrease to pre-tax non-GAAP operating income	$—	$—	$—	$(2,390)	$—

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$—	$—	$—	$(579)	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	—	—	98	—
Amortization of deferred acquisition costs	—	—	—	3,194	—
Changes in certain product reserves reported in interest sensitive product benefits	—	—	—	(799)	—
Increase to pre-tax non-GAAP operating income	$—	$—	$—	$1,914	$—

Total impact of unlocking on pre-tax non-GAAP operating income	$—	$—	$—	$1,049	$—

FBL Financial Group, Inc.
Collected Premiums (1)

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$35,967	$32,624	$26,315	$12,853	$17,575
Renewal	20,485	24,217	20,624	14,839	18,621
Total fixed rate	56,452	56,841	46,939	27,692	36,196
Index annuity	28,115	23,427	28,834	28,118	30,174
Total individual	84,567	80,268	75,773	55,810	66,370
Group	2,705	1,195	766	2,323	2,115
Total Annuity	87,272	81,463	76,539	58,133	68,485

Life Insurance
Direct:
Universal life:
First year	5,222	6,301	8,060	7,331	4,746
Renewal	18,039	19,113	18,873	17,216	18,868
Total universal life	23,261	25,414	26,933	24,547	23,614
Participating whole life:
First year	3,167	2,985	3,183	2,446	3,304
Renewal	24,442	24,715	24,337	22,736	24,058
Total participating whole life	27,609	27,700	27,520	25,182	27,362
Term life and other:
First year	2,382	2,442	2,573	2,529	2,738
Renewal	24,689	25,781	25,312	24,947	25,583
Total term life and other	27,071	28,223	27,885	27,476	28,321
Total direct life insurance	77,941	81,337	82,338	77,205	79,297
Reinsurance	(5,584)	(7,764)	(7,176)	(5,991)	(6,902)
Total Life Insurance	72,357	73,573	75,162	71,214	72,395

Corporate and Other
Variable, net of reinsurance	13,362	14,733	14,114	12,204	12,554
Accident and health, net of reinsurance	182	101	41	98	217
Total Corporate and Other	13,544	14,834	14,155	12,302	12,771

Total collected premiums	$173,173	$169,870	$165,856	$141,649	$153,651

(1)	Collected premiums is a measure of sales production not recognized under GAAP.

FBL Financial Group, Inc.
Other Information

	December 31,	March 31,	June 30,	September 30,	December 31,
	2016	2017	2017	2017	2017
		(Dollars in thousands, except per share data)

Capitalization:
Trust preferred securities, due 2047	$97,000	$97,000	$97,000	$97,000	$97,000
Total debt	97,000	97,000	97,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,035,647	1,014,040	1,035,427	1,051,727	1,149,035
Total capitalization, excluding AOCI	1,135,647	1,114,040	1,135,427	1,151,727	1,249,035

Accumulated other comprehensive income	149,555	165,598	212,357	223,869	236,757
Total capitalization, including AOCI	$1,285,202	$1,279,638	$1,347,784	$1,375,596	$1,485,792

Common shares outstanding	24,893,955	24,917,960	24,928,568	24,933,510	24,930,526

Book Value per Share:
Excluding AOCI	$41.60	$40.70	$41.54	$42.18	$46.09
Including AOCI	47.61	47.34	50.05	51.16	55.59

Debt-to-Capital Ratio:
Excluding AOCI	8.5%	8.7%	8.5%	8.4%	7.8%
Including AOCI	7.5	7.6	7.2	7.1	6.5

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.3%	4.4%	4.3%	4.2%	3.9%
Including AOCI	3.8	3.8	3.6	3.5	3.3

Class A Common Ownership:
Iowa Farm Bureau Federation	59.3%	59.3%	59.2%	59.2%	59.2%
Public	40.7	40.7	40.8	40.8	40.8
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	December 31,	March 31,	June 30,	September 30,	December 31,
	2016	2017	2017	2017	2017

Investment by Type:
Fixed maturity securities	64.1%	63.7%	62.8%	62.3%	60.7%
Residential mortgage-backed	5.2	5.2	5.3	5.6	6.0
Commercial mortgage-backed	7.0	7.3	7.7	7.8	8.2
Other asset-backed	9.4	9.2	9.5	9.2	9.7
Mortgage loans	10.0	10.3	10.3	10.9	11.3
Equity securities	1.6	1.7	1.6	1.5	1.5
Other	2.7	2.6	2.8	2.7	2.6

Quality of Fixed Maturity Securities:
AAA, AA, A	63.7%	63.8%	63.9%	64.4%	65.4%
BBB	31.9	31.8	32.3	32.0	31.1
BB	2.9	3.1	2.7	2.5	2.4
<BB	1.5	1.3	1.1	1.1	1.1

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,214	1,186	1,177	1,213	1,192
6 life partner states and Colorado	648	653	651	653	648
	1,862	1,839	1,828	1,866	1,840

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Equity income (loss):
Low income housing tax credit investments	$(1,689)	$(1,805)	$(2,938)	$(1,918)	$(1,828)
Other equity method investments	1,001	1,347	1,948	749	(60)
	(688)	(458)	(990)	(1,169)	(1,888)
Income taxes:
Taxes on equity income (loss)	241	160	346	410	661
Investment tax credits	3,494	3,529	3,568	3,563	3,567
Equity income, net of related income taxes	$3,047	$3,231	$2,924	$2,804	$2,340